     As filed with the Securities and Exchange Commission on April 9, 2001
                                                      Registration No. 000-24151
================================================================================

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12



                        NORTHWEST BANCORPORATION, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                NOT APPLICABLE
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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================================================================================

                        NORTHWEST BANCORPORATION, INC.
                              421 West Riverside
                           Spokane, Washington 99201

                               ----------------

                                                                  April 9, 2001

Dear Shareholder:

  You will find herein the following enclosures:

  .  Notice of Annual Meeting of Shareholders to be held May 14, 2001

  .  Proxy Statement

  .  Proxy Card

  . Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2000

  . Statement of Condition for the years ended December 31, 2000 and 1999; the Statement compares the consolidated financial operation for the two years.

  As noted in the Proxy Statement, you are being asked at the Annual Meeting
(1) to elect five Directors for a three-year term and (2) to ratify the selection of Moss Adams, LLP as independent certified public accountants.

  More information about the Annual Meeting is included in the enclosed Proxy Statement.

  Please call Holly A. Austin (the Secretary of the Company) or myself (509-456-8888) with any questions that you may have concerning the enclosed material. Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing and dating the enclosed proxy card and returning it in the enclosed self-addressed, stamped envelope as soon as possible. It is important that all individuals listed on the mailing label sign the proxy card.

  Thank you for your cooperation and immediate attention given to this matter.

                                          Sincerely,

                                          /s/ Frederick M. Schunter

                                          Frederick M. Schunter
                                          President & Chief Executive Officer

                        NORTHWEST BANCORPORATION, INC.
                              421 West Riverside
                           Spokane, Washington 99201

                               ----------------

                   Notice of Annual Meeting of Shareholders
                            to be held May 14, 2001

                               ----------------

TO THE SHAREHOLDERS OF NORTHWEST BANCORPORATION, INC.:

  The Annual Meeting of Shareholders of Northwest Bancorporation, Inc. (the "Company") will be held in the facilities of Inland Northwest Bank situated at 421 West Riverside (corner of Riverside and Stevens), Spokane, Washington on Monday, May 14, 2001 at 5:30 p.m. (PDT) for the following purposes:

    (1) To elect five persons as Directors for a three-year term.

    (2) To consider and vote upon a proposal to ratify the selection of Moss Adams, LLP as independent certified public accountants for the fiscal year ending December 31, 2001.

    (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

  The close of business on March 30, 2001 has been designated as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ William E. Shelby

                                          William E. Shelby
                                          Chairman

Spokane, Washington
April 9, 2001


                            Your Vote Is Important

   We consider the vote of each shareholder to be important, whatever the number of shares held. Whether or not you are able to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope at your earliest convenience. The prompt return of your proxy card will help to avoid further expense for your Company.

   The Board of Directors recommends that you vote for (1) the five nominees for Director and (2) the ratification of Moss Adams, LLP as independent certified public accountants. Please return the enclosed proxy card promptly.

                        NORTHWEST BANCORPORATION, INC.
                              421 West Riverside
                           Spokane, Washington 99201

                               ----------------

                                PROXY STATEMENT

                               ----------------

Proxies, Solicitation and Voting

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Bancorporation, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held in the facilities of Inland Northwest Bank situated at 421 West Riverside (corner of Riverside and Stevens), Spokane, Washington, on Monday, May 14, 2001 at 5:30 p.m. (PDT) or any adjournments thereof. This Proxy Statement was first mailed to shareholders on or about April 9, 2001.

  The enclosed proxy, if properly signed and returned, will be voted in accordance with the instructions specified thereon. If no instructions are specified, the enclosed proxy will be voted for (1) the five nominees for Director and (2) the ratification of the selection of the independent certified public accountants. A shareholder who has delivered a proxy may revoke it at any time before it is exercised by filing an instrument of revocation with the Secretary of the Company or by delivering a duly signed proxy bearing a later date. A proxy may also be revoked by attending the Annual Meeting and notifying the Secretary that the shareholder intends to vote in person. Attendance at the Annual Meeting without requesting the opportunity to vote in person will not constitute the revocation of a proxy.

  The close of business on March 30, 2001 has been designated as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of March 30, 2001, the Company had 1,659,308 shares of common stock outstanding, held of record by 451 shareholders. Each share of common stock outstanding on the record date for the Annual Meeting entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting (in the case of the election of Directors, one vote for each Director position up for election). Shareholders of the Company are not entitled to exercise cumulative voting rights in the election of Directors.

  The holders of a majority of the shares outstanding on the record date for the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The five persons who receive a plurality of the votes cast at the Annual Meeting will be elected as Directors. A plurality of the votes cast at the Annual Meeting is required for the ratification of the independent certified public accountants. Abstentions and "broker non-votes" will be counted as shares that are present at the Annual Meeting for purposes of determining a quorum. Abstentions and "broker non-votes," however, will not be counted as either votes for or against any item, which means that they will have no effect upon the election of Directors or the ratification of the selection of the independent certified public accountants.

                           1. ELECTION OF DIRECTORS

Composition of Board of Directors and Staggered Terms

  The Board of Directors of the Company currently consists of fourteen members and is divided into three classes. Directors within each class are elected to three-year terms, meaning that under ordinary circumstances, at any given time, approximately one-third of the Board of Directors would be in its first year of service, one-third would be in its second year of service and another one-third would be in its third year. The same persons currently serve as Directors of Inland Northwest Bank, a wholly owned subsidiary of the Company (the "Bank").

  The staggered term arrangements for Directors of the Company are the same as the staggered term arrangements for Directors of the Bank.

Nominees for Election As Directors at the Annual Meeting

  Five of the fourteen present Director positions have terms expiring, and are up for election, at this Annual Meeting. The persons elected to such positions at the Annual Meeting will serve for a three-year term ending with the Annual Meeting to be held in 2004 or until their successors are duly elected and qualified. The Board of Directors has nominated the following five persons for election as Directors of the Company at this Annual Meeting. The Board of Directors recommends that the shareholders vote for the election of all five nominees.

         Name          Age      Recent Business and Professional Experience
         ----          ---      -------------------------------------------
 Clark H. Gemmill       58 Mr. Gemmill has been a Director of the Bank since
                           its incorporation on May 26, 1989 and a Director of
                           the Company since March 30, 1992. Mr. Gemmill's
                           current term as a Director will expire at the Annual
                           Meeting to be held in 2001. During the past five
                           years, he has been a Vice President with Paine
                           Webber (successor in interest to Kidder, Peabody
                           Inc.), a financial investment firm with a branch
                           office in Spokane, Washington.

 Phillip L. Sandberg    68 Mr. Sandberg has been a Director of the Bank since
                           its incorporation on May 26, 1989. He has been a
                           Director of the Company since March 30, 1992. Mr.
                           Sandberg's current term as a Director will expire at
                           the Annual Meeting to be held in 2001. Mr. Sandberg
                           is retired; for the five years prior to his
                           retirement, he was the President and Chief Executive
                           Officer of Sandberg Securities, an independent
                           investment services firm in Spokane, Washington.

 Frederick M. Schunter  64 Mr. Schunter is a Director, President and Chief
                           Executive Officer of the Bank. He has fulfilled those capacities with the Bank since its incorporation on May 26, 1989 and he has been a Director and the President of the Company since
                           December 10, 1991. Mr. Schunter's current term as a
                           Director will expire at the Annual Meeting to be held in 2001.

 William E. Shelby      62 Mr. Shelby has been a Director of the Bank since its
                           incorporation on May 26, 1989. He has been a
                           Director of the Company since March 30, 1992. Mr.
                           Shelby's current term as a Director will expire at
                           the Annual Meeting to be held in 2001. Mr. Shelby is
                           Chairman of the Boards of Directors of the Company
                           and the Bank and is employed as the Vice President
                           of Store Development for U.R.M. Stores, Inc.

 James R. Walker        68 Mr. Walker has been a Director of the Bank since its
                           incorporation on May 26, 1989. He has been a
                           Director of the Company since March 30, 1992. Mr.
                           Walker's current term as a Director will expire at
                           the Annual Meeting to be held in 2001. Mr. Walker
                           was the President and Chief Executive Officer of
                           Hazen & Clark, Inc., a general contracting firm,
                           from 1968 until his retirement in 1995.

  Each of the nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected. If any nominee becomes unavailable for election, the persons named in the enclosed proxy will vote for such other nominee as the Board of Directors may recommend. There are no arrangements or understandings between any nominee and any other nominee.

Other Directors Not up for Election at the Annual Meeting

  The following persons are the other nine Directors of the Company whose terms are not expiring at the Annual Meeting.

           Name            Age    Recent Business and Professional Experience
           ----            ---    -------------------------------------------
 Dwight B. Aden, Jr.        58 Mr. Aden was elected as a Director of the Bank
                               and the Company on May 20, 1996. His current
                               term as a Director will expire at the Annual
                               Meeting to be held in 2002. Mr. Aden retired in
                               1997 as a senior member and an owner of Jones &
                               Mitchell Insurance Co., an insurance brokerage
                               firm in Spokane, Washington.

 Jimmie T.G. Coulson        67 Mr. Coulson has been a Director of the Bank
                               since its incorporation on May 26, 1989. He has
                               been a Director of the Company since March 30,
                               1992. His current term as a Director will expire
                               at the Annual Meeting to be held in 2002. Mr.
                               Coulson is the President and Chief Executive
                               Officer of The Coeur d'Alenes Company, a steel
                               service center and fabrication facility located
                               in Spokane, Washington.

 Harlan D. Douglass         64 Mr. Douglass has been a Director of the Bank
                               since May 26, 1989. He has been a Director of
                               the Company since March 30, 1992. His current
                               term as a Director will expire at the Annual
                               Meeting to be held in 2002. Mr. Douglass'
                               primary business activities consist of the
                               management of a diversified real estate
                               business, including multi-family and commercial
                               projects.

 Freeman B. Duncan          54 Mr. Duncan was elected as a Director of the Bank
                               and the Company on May 20, 1996. His term as a
                               Director will expire at the Annual Meeting to be
                               held in 2002. Mr. Duncan is an attorney
                               specializing in real estate matters.

 Donald A. Ellingsen, M.D.  64 Dr. Ellingsen was elected as a Director of the
                               Bank and the Company on May 20, 1996. His current term as a Director will expire at the Annual Meeting to be held in 2002. Dr. Ellingsen is a retired ophthalmologist and member of the Spokane Eye Clinic, Spokane, Washington.

 Randall L. Fewel           52 Mr. Fewel joined the Bank as a Vice President
                               and Senior Loan Officer in March 1994. He
                               currently is the Executive Vice President and
                               Chief Operating Officer of the Bank and was
                               elected as a Director of the Company on May 15,
                               2000 and as a Director of the Bank on May 16,
                               2000. His current term as a Director will expire
                               at the Annual Meeting to be held in 2003.

 Bryan S. Norby             44 Mr. Norby has been a Director of the Bank since
                               August 15, 1989, and a Director of the Company
                               since March 30, 1992. His current term as a
                               Director will expire at the Annual Meeting to be
                               held in 2003. Mr. Norby is a certified public
                               accountant and is Treasurer and Financial
                               Analyst for a Boise, Idaho based business
                               enterprise.


 Richard H. Peterson  66 Mr. Peterson has been a Director of the Bank since its incorporation on May 26, 1989. He has been a Director of the Company since March 30, 1992. His current term as a Director will expire at the Annual Meeting to be held in 2003. Mr. Peterson was the President and Chief
                         Executive Officer of Peterson & Company, an independent investment securities firm in Spokane, Washington until 1994 and is now a Vice President of First Union Securities at its branch in Spokane.

 Hubert F. Randall    72 Mr. Randall has been a Director of the Bank since its
                         incorporation on May 26, 1989 and has been a Director
                         of the Company since March 30, 1992. His current term
                         as a Director will expire at the Annual Meeting to be
                         held in 2003. Mr. Randall retired as the Executive
                         Vice President and Chief Executive Officer of Kim
                         Hotstart Manufacturing Company, Inc., a Spokane
                         company specializing in the design and manufacture of
                         heating systems for industrial engines, during July
                         1990.

Committees and Meetings of the Board of Directors

  The Board of Directors has an Audit and Examination Committee and a Nominating Committee. The members of the Audit and Examination Committee are Mr. Norby (who acts as Chairman), Mr. Sandberg (who acts as Vice Chairman), Mr. Aden, Mr. Duncan, Dr. Ellingsen and Mr. Walker. The Audit and Examination Committee held one meeting during the fiscal year ended December 31, 2000. The responsibilities of the Audit and Examination Committee include monitoring compliance with Board policies and applicable laws and regulations, holding periodic meetings with the Bank's internal and external auditors and with the Bank's examiners to receive reports and discuss findings, making recommendations to the full Board of Directors concerning the adequacy and accuracy of internal systems and controls, the appointment of auditors and the acceptance of audits, and monitoring management's efforts to correct any deficiencies discovered in an audit or supervisory examination. The same directors also constitute the Audit and Examination Committee of the Bank.

  The members of the Nominating Committee are Mr. Coulson (who acts as Chairman), Mr. Duncan, Mr. Douglass, Dr. Ellingsen, Mr. Norby, Mr. Randall, Mr. Schunter and Mr. Shelby. The Nominating Committee held one meeting during the fiscal year ended December 31, 2000. The responsibilities of the Nominating Committee include selecting and recommending to the full Board of Directors nominees for election as Director at the Annual Meeting held each year, candidates to fill any Director vacancies, and persons for appointment as officers. Shareholders who wish the Nominating Committee to consider their recommendations for nominees for Director to be elected in 2002 should submit their recommendations in writing to the Nominating Committee in care of the Company's Secretary at the Company's principal executive office.

  The Board of Directors held nine meetings and Committees of the Board of Directors, in total, held two meetings during the fiscal year ended December 31, 2000. All of the Directors attended more than seventy-five percent of the aggregate of all meetings of the Board of Directors and the Committees on which they serve during the fiscal year ended December 31, 2000.

Audit Committee Report

  The Audit Committee of the Board of Directors is composed of six directors who are independent Directors as defined by the applicable rule of the NASD listing standards. The Board of Directors has not adopted a written charter for the Audit Committee.

  The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department

  In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement On Auditing Standards No.61, "Communication with Audit Committees."

  The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No.1, "Independence Discussions with Audit Committees." The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

  In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited consolidated financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

  The Audit Committee discussed with the Company's independent accountants the overall scope and plans for their audit. The Audit Committee meets with the internal and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

  The aggregate fees billed by Moss Adams LLP for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company's Annual Report on Form 10-KSB for fisca1 2000 were $32,000. There were no fees billed by Moss Adams LLP to the Company for financial information systems design and implementation for fiscal 2000. The aggregate fees billed to the Company for all other services rendered by Moss Adams LLP for fiscal 2000 were $7,988.

  This report is submitted by the Audit Committee. Its members are:

                               Bryan S. Norby, Chairman
                               Phillip L. Sandberg, Vice Chairman
                               Dwight B. Aden, Jr.
                               Freeman B. Duncan
                               Donald A. Ellingsen, M.D.
                               James R. Walker

Officers

  In addition to Mr. Schunter and Mr. Fewel, the officers of the Company and the significant executive officers of its subsidiary (who are not also officers of the Company) are:

  Christopher C. Jurey--Mr. Jurey is 51 and has been an officer of the Bank since 1991. Prior to that time, Mr. Jurey was a Commercial Loan Officer. He currently is Executive Vice President of the Bank and Chief Financial Officer of the Bank and the Company.

  Ronald M. Bower--Mr. Bower is 58 and joined the Bank in January 2000. Prior to that time, Mr. Bower was Senior Vice President and Manager of Credit Risk Management for Eastern Washington and Northern Idaho for a regional financial institution with offices in Spokane. He currently is Executive Vice President and Chief Credit Officer of the Bank.

  Holly A. Austin--Ms. Austin is 30 and is an officer of the Bank and Secretary of the Company. She has been employed by the Bank since June 1997. Prior to that time, between 1992 and 1997, Ms. Austin worked for a public accounting firm with offices in Spokane. She currently is Vice President and Cashier of the Bank.

  Mr. Schunter recently announced that he intends to retire as President of the Company and President and Chief Executive Officer of the Bank effective June 30, 2001; he will continue to fulfill his term as a Director of the Company and the Bank, if elected. The Board of Directors has selected Mr. Fewel to succeed Mr. Schunter as President of the Company and the Bank and as Chief Executive Officer of the Bank.

  There are no family relationships among these Directors and executive officers.

Remuneration of Directors and Officers

  The following table sets forth information as to remuneration received by the four highest paid employees or officers of the Bank in the 2000 fiscal year. No officer or director of the Company has received any other remuneration or indirect financial benefit to date.

                                                                                    Aggregate annual
     Name of individual or                   Capacities in which                      remuneration
       identity of group                  remuneration was received               for last fiscal year
     ---------------------                -------------------------               --------------------
     Frederick M. Schunter   President and Chief Executive Officer                    $169,203.67(1)
     Randall L. Fewel        Executive Vice President and Chief Operating Officer      115,860.39
     Christopher C. Jurey    Executive Vice President and Chief Financial Officer      100,300.05
     James M. Abrahamson     Senior Vice President and Commercial Loan Officer         100,813.59

--------
(1) Does not include benefits under a retirement plan for Mr. Schunter which is further described below. The net post-retirement cost recognized for this plan in fiscal year 2000 was $35,400.

  Directors of the Bank (excluding the Chairman, Mr. Schunter and Mr. Fewel) received an attendance fee in the amount of $200 per meeting and $100 per committee meeting. The Chairman receives an attendance fee of $400 per meeting. Director/employees are not compensated for meetings. Each director other than the Board Chairman, Mr. Schunter and Mr. Fewel also received 200 shares of Common Stock of the Company as additional compensation. The Board Chairman received 300 shares of Common Stock of the Company as additional compensation. No other compensation arrangement has been established for the directors of the Company as yet. The aggregate annual remuneration of executive and corporate officers and directors of the Bank as a group was $620,253 for fiscal year 2000.

  The Bank and Frederick M. Schunter entered into an Employment Agreement dated January 1, 1991. This employment agreement has been amended, effective January 1, 1994. The employment term has been changed to a continuous period until such time as the Bank notifies the employee that the Bank will establish an employment term of three years commencing with the date of receipt of the notice by the employee. At that time, the Bank also has the right to terminate the employee without cause. The agreement provides that the directors will set the Fixed Salary each year. The amended agreement also contains a covenant not to compete providing, essentially, that the employee may not compete with the Bank during a term of employment or for a period of three years following a voluntary termination of employment; if there has been a change in control, as defined by that agreement, then the covenant not to compete will be for a period of two years. Mr. Schunter's Fixed Salary for the fiscal year 2001 is $157,500.

  The Bank has entered into employment agreements with Mr. Fewel, Mr. Jurey, Mr. Bower and Ms. Austin; these employment agreements provide for a continuous employment term until such time as the Bank notifies the employee that the Bank will establish an employment term of one (1) year commencing with the date of receipt of notice by the employee. For the fiscal year 2001, the Fixed Salary for Randall L. Fewel is $106,172, for Christopher C. Jurey is $101,346, for Ronald M. Bower is $91,800, and for Holly A. Austin is $71,176.

  The Bank has purchased and maintains a term life insurance policy for the benefit of the Chief Executive Officer during the employment term in the aggregate amount of $250,000. The Bank is the owner and beneficiary of life insurance policies on Mr. Schunter with a total face value of $226,274 and cash surrender value of $151,665 and $126,395 at December 31, 2000 and 1999, respectively.

  Mr. Schunter also has an unfunded retirement plan which vests in full at retirement. The plan provides for monthly payments to the executive upon his retirement or termination of employment and, alternatively, to his designated beneficiary in the event of his death, for a period of fifteen years following retirement at age 65. At December 31, 2000 and 1999, $205,564 and $170,164,
respectively, had been accrued under this plan. This liability is recognized in accrued interest and other liabilities in the financial statements. The present value at retirement of the retirement benefit obligation is approximately $220,173. The unfunded benefit is being expensed over the period of service through his expected retirement age. The net post-retirement benefit cost recognized was $35,400 during the years ended December 31, 2000 and 1999.

  Both the Bank and the Company are and will be highly dependent upon the services of Mr. Schunter, Mr. Fewel, Mr. Jurey, Mr. Bower and Ms. Austin. Other than the Employment Agreements described herein, neither the Bank nor the Company have any specific arrangement with these individuals to assure that they will remain with the Bank or the Company and not compete upon termination of their employment.

Security Ownership of Management and Certain Security Holders of the Company

  This information has been provided for the four highest paid officers of the Bank. The Company does not have any compensated officers.

       Title of                                 Amount    Percent of Class
        Class     Name and Address of Owner     Owned  (as of March 30, 2001)
       --------   -------------------------     ------ ----------------------
     Common Stock F. M. Schunter
                  421 W. Riverside, Suite 113
                  Spokane, WA 99201-0403        64,736         3.90%

     Common Stock Christopher C. Jurey
                  421 W. Riverside, Suite 113
                  Spokane, WA 99201-0403        13,667          .82%

     Common Stock Randall L. Fewel
                  421 W. Riverside, Suite 113
                  Spokane, WA 99201-0403         9,634          .58%

     Common Stock James Abrahamson
                  421 W. Riverside, Suite 113
                  Spokane, WA 99201-0403         5,964          .36%

  Officers and directors as a group own of record, to the knowledge of the Company, 485,568 shares of common stock of the Company, representing 29.26% of the outstanding shares of common stock. No shareholder presently owns more than ten percent (10%) of the outstanding shares of common stock of the Company.

                       Title and Amount of
                      Securities Called for Effective
                           by Options,       Exercise         Date Exercisable
Name of Holder         Warrants or Rights   Price/(1)/ (if not currently vested)/(2)/ Expiration Date/(3)/
--------------        --------------------- ---------- ------------------------------ --------------------
F.M. Schunter             option--2795         8.77                                    January 1, 2005
                          option--2541         9.84                                    January 2, 2001
                          option--2541         9.84                                    December 16, 2006
                          option--2310        11.26                                    December 15, 2007
                          option--3150        15.24                                    December 14, 2008
                          option--3150        15.24                                    December 20, 2009

Christopher C. Jurey      option--1398         8.77                                    January 1, 2005
                          option--1271         9.84                                    January 2, 2001
                          option--1271         9.84                                    December 16, 2006
                          option--1155        11.26                                    December 15, 2007
                          option--2100        15.24                                    December 14, 2008
                          option--2100        15.24                                    December 20, 2009
                          option--2000        10.00                                    December 18, 2010

Randall L. Fewel          option--1398         8.77                                    January 1, 2005
                          option--1271         9.84                                    January 2, 2001
                          option--1271         9.84                                    December 16, 2006
                          option--1155        11.26                                    December 15, 2007
                          option--2100        15.24                                    December 14, 2008
                          option--2100        15.24                                    December 20, 2009
                          option--3000        10.00                                    December 18, 2010

James Abrahamson          option--1155        11.26                                    December 15, 2007
                          option--2100        15.24                                    December 14, 2008
                          option--2100        15.24                                    December 20, 2009
                          option--2000        10.00                                    December 18, 2010

--------
/(1)/ The number of shares subject to the option have been increased to reflect the declaration of stock dividends after the options were granted and the stock split effective May 28, 1999; the exercise price also has been adjusted to correspond with the increase in shares.

/(2)/ The options granted to the above persons expiring December 16, 2006, December 15, 2007, December 14, 2008, December 20, 2009, and December 18, 2010 respectively, are subject to a vesting schedule of 20% per year after the first year.

/(3)/ The options expiring on January 2, 2001 were exercised by Christopher C.
      Jurey and Randall L. Fewel and are included in the total shares owned which is displayed in the previous table. The options for F.M. Schunter expiring on January 2, 2001 were not exercised and expired.

Interest of Management and Others in Certain Transactions

  The Bank has had, and may be expected to have in the future, deposits and loans in the ordinary course of business with directors, officers, their immediate families and affiliated companies in which they are principal shareholders, all of which have been, in the opinion of management, on the same terms, including interest rates and collateral, as those prevailing at the time for comparable banking transactions with others. The loan balance of any one related party is not material. The aggregate loan balances with related parties at December 31, 2000, was $3,788,126. Unused commitments were $2,834,847.

               2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Moss Adams, LLP as independent certified public accountants to examine the consolidated financial statements of the Company and its subsidiary for the fiscal year ending December 31, 2001; the shareholders are asked to consider and vote upon the ratification of such selection. The Board of Directors recommends that the shareholders vote for ratification of the selection of Moss Adams, LLP as the independent certified public accountants.

  Moss Adams, LLP and its predecessor McFarland & Alton, P.S. have examined the financial statements of the Bank since the Bank's organization in 1989 and the consolidated financial statements of the Company and its subsidiaries since the Company became a holding company for the Bank in 1993. A representative of that accounting firm will be present at the Annual Meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

                                OTHER BUSINESS

  No other business is intended to be brought before the Annual Meeting by the Board of Directors, nor is the Board of Directors aware of any other business to be brought before the Annual Meeting by others. If, however, any other business properly comes before the Annual Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other business in their discretion.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

  Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Annual Meeting to be held in 2002 must submit the proposal to the Company no later than December 14, 2001. The Company reserves the right to reject or take other appropriate action with respect to any proposal that does not comply with these and any other applicable requirements.

Expenses

  All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock held in their names.

  Directors, officers, and employees of the Company and the Bank may also solicit proxies by mail, telephone and personal contact, but they will not receive any additional compensation for these activities.

Annual Report

  The Annual Report on Form 10-KSB (without exhibits) of the Company for the fiscal year ended December 31, 2000 is also enclosed along with this Proxy Statement. The consolidated financial statements of the Company (appearing under the heading "2000 Financial Statements" in the Annual Report) and the information regarding lack of changes in or disagreements with accountants of the Company (appearing in Part II, Item 3 of the Annual Report) which are contained in the Annual Report are incorporated by reference herein.

                                          By Order of the Board of Directors

                                          /s/ William E. Shelby

                                          William E. Shelby
                                          Chairman

April 9, 2001

                         NORTHWEST BANCORPORATION, INC.
                                421 W. Riverside
                           Spokane, Washington 99201

  The undersigned hereby constitutes and appoints F.M. SCHUNTER, WILLIAM. E. SHELBY or HOLLY A. AUSTIN, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of the undersigned which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of NORTHWEST BANCORPORATION, INC. to be held on Monday, May 14, 2001 at 5:30 p.m. (PDT) or any adjournments thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE BELOW ITEMS. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATIONS MADE BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE BELOW ITEMS.

(1) Election of five Directors for a three-year term.

 Nominees: Clark H. Gemmill, Phillip L.       FOR ALL WITHHOLD ALL FOR ALL EXCEPT
 Sandberg, Frederick M. Schunter, William E.
 Shelby, James R. Walker                        [_]       [_]           [_]

 Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below:
      _______________________________________________________________________

(2)  Ratification of the selection of Moss      FOR     AGAINST       ABSTAIN
     Adams, LLP as independent certified
     public accountants for the fiscal year
     ending December 31, 2001.                  [_]       [_]           [_]
(3)  To vote in their discretion upon such      FOR     AGAINST       ABSTAIN
     other matters as may properly come
     before the Annual Meeting.                 [_]       [_]           [_]

                        (To be signed on the other side)

                         NORTHWEST BANCORPORATION, INC.

                               PLEASE FILL IN, DATE AND SIGN THIS PROXY AND
THIS PROXY IS SOLICITED BY     RETURN IT IN THE ENCLOSED ENVELOPE.
THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF          Shareholder's signature must agree with name
SHAREHOLDERS TO BE HELD ON     appearing on mailing label. If the shares are
MAY 14, 2001 AT 5:30 P.M.      held in joint tenancy, all parties to the joint
(PDT) AT                       tenancy must sign. When signing the proxy as
                               attorney-in-fact, personal representative, trustee, or guardian, please indicate capacity in which you are signing.

   INLAND NORTHWEST BANK
    421 WEST RIVERSIDE
 SPOKANE, WASHINGTON 99201
                               ________________________________________________

       MAILING LABEL           Shareholder's Signature                     Date

                               ________________________________________________
                               Shareholder's Signature                     Date

                                                    (OVER)